UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

REAL ESTATE CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-174905	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Windsor Ridge #36 New Castle, PA	16105
(address of principal executive offices)	(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors :

a.

On February 1, 2013, the Company was informed that our registered independent public accountant, Drake & Klein CPAs, of Clearwater Florida (“DK”) declined to stand for re-appointment.

b.

DK had reviewed the financial statements of the quarterly periods March 31, 2012, June 30, 2012 and September 30, 2012.  The financial statements for the years ended December 31, 2011 and 2010 were audited by others, who’s report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.  An 8K was filed for item 4.01 on April 23, 2012, in regards to the previous auditor.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the audit firm, commencing April 23, 2012, including its review of financial statements of the quarterly periods March 31, 2012, June 30, 2012 and September 30, 2012 there have been no disagreements with DK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DK would have caused them to make reference thereto in their report on the financial statements. Through the interim period February 1, 2013 (the date of decline to stand for re-appointment of the former accountant), there have been no disagreements with DK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DK would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized DK to respond fully to the inquiries of the successor accountant

e.

During the years ended December 31, 2011 and 2010 and the interim period through February 1, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to DK prior to the date of the filing of this Report and requested that DK furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On February 1, 2013, the Company engaged Ronald R. Chadwick, P.C. (“RC”) of Aurora Co., as its new registered independent public accountant. During the year ended December 31, 2011 and 2010 and prior to February 1, 2013 (the date of the new engagement), we did not consult with RC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by RC, in either case where  written or oral advice provided by RC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from Drake & Klein CPAs, dated February 1, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE CONTACTS, INC..

Dated: February 1, 2013	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer

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